Exhibit 10.16

EQUITRANS, L.P.
TRANSPORTATION SERVICE AGREEMENT
APPLICABLE TO FIRM TRANSPORTATION
SERVICE UNDER RATE SCHEDULE FTS
Contract No.  EQTR18679-852
Dated December 20, 2013

This Agreement is entered into by and between Equitrans, L.P. (“Equitrans”) and EQT ENERGY LLC (“Customer”).

1.       Agreement (CHECK ONE)

      This is a new Agreement.

 X  This Agreement supersedes, terminates, and cancels Contract No. EQTR16862-756, EQTR16863-757, EQTR16910-759, and EQTR16911-760, dated  May 29, 2013. The superseded contract is no longer in effect.

2.          Service under this Agreement is provided pursuant to Subpart B or Subpart G of Part 284, Title 18, of the Code of Federal Regulations. Service under this Agreement is in all respects subject to and governed by the applicable Rate Schedule and the General Terms and Conditions of the Equitrans FERC Gas Tariff (“Tariff”) as they may be modified from time to time, and such are incorporated by reference. In the event that language of this Agreement or any Exhibit conflicts with Equitrans’ Tariff, the language of the Tariff will control.

3.          Equitrans shall have the unilateral right to file with the Commission or other appropriate regulatory authority, in accordance with Section 4 of the Natural Gas Act, changes in Equitrans’ Tariff, including both the level and design of rates, charges, Retainage Factors and services, and the General Terms and Conditions.

4.          Customer’s Maximum Daily Quantity (“MDQ”) of natural gas transported under this Agreement shall be the MDQ stated in Exhibit A to this Agreement.  If service under this Agreement is associated with a firm storage agreement, Customer’s Base MDQ and Winter MDQ are stated in Alternative Exhibit A.

5.          The effective date, term and associated notice and renewal provisions of this Agreement are stated in Exhibit A to this Agreement.

6.          The Receipt and Delivery Points are stated in Exhibit A to this Agreement.

7.          Customer shall pay Equitrans the maximum applicable rate (including all other applicable charges and Retainage Factors authorized pursuant to Rate Schedule FTS and the Tariff) for services rendered under this Agreement, unless Customer and Equitrans execute Optional Exhibit B (Discounted Rate Agreement) or Optional Exhibit C (Negotiated Rate Agreement).

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8.          Exhibits are incorporated by reference into this Agreement upon their execution. Customer and Equitrans may amend any attached Exhibit by mutual agreement, which amendments shall be reflected in a revised Exhibit, and shall be incorporated by reference as part of this Agreement.

IN WITNESS WHEREOF, Customer and Equitrans have executed this Agreement by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:			EQUITRANS, L.P.:

By	/s/ Paul C. Kress		By	/s/ David Bradley
(Date		)	(Date)

Title	SVP, Capacity Planning Analysis		Title	Sr Vice President

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EXHIBIT A
to the
TRANSPORTATION SERVICE AGREEMENT
between EQUITRANS, L.P.
and
EQT ENERGY LLC,
pursuant to Rate Schedule FTS
Contract No. EQTR18679-852 Dated December 20, 2013

This Exhibit A is dated December 20, 2013.
Any previously executed Exhibit A under this Agreement is terminated and is no longer in effect.

1.  Notices and Correspondence shall be sent to:

Equitrans, L.P.

EQT Plaza

625 Liberty Avenue Ste 1700

Pittsburgh, PA 15222-3111

Attn: Gas Transportation Dept.

Phone: (412) 395-3230

Facsimile: (412) 395-3347

E-mail Address: T&ENotify@eqt.com

EQT ENERGY LLC

Address:

625 Liberty Avenue Suite 1700

Pittsburgh, PA   15222

Representative:  Paul Kress

Phone:   (412) 395-3232

Facsimile:   (412) 395-2675

E-mail Address:  pkress@eqt.com

DUNS:   03-585-8708

Federal Tax I.D. No.:   02-0750473

Other contact information if applicable:

2.  Service Under this Agreement is provided on:

X	Mainline System

X	Sunrise Transmission System

Allegheny Valley Connector

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3. Maximum Daily Quantity (MDQ):	Effective Date

710,000 Dth	January 1, 2014
305,000 Dth	July 1, 2023

4.   Primary Receipt and Delivery Point(s)

Primary Receipt Point(s)**	Base	Winter	Effective
(Meter No. and/or Meter Name)	MDQ Allocation	MDQ Allocation	Date

11795 – Jupiter	170,000 dth	170,000 dth	1/1/2014
17112 – Callisto	225,000 dth	225,000 dth	1/1/2014
24605 - Mobley	304,990 dth	304,990 dth	1/1/2014
24990 – Pluto	10,000 dth	10,000 dth	1/1/2014
500017 – Mercury	10 dth	10 dth	1/1/2014

24605 - Mobley	304,990 dth	304,990 dth	7/1/2023
500017 – Mercury	10 dth	10 dth	7/1/2023
11795 – Jupiter	0 dth	0 dth	7/1/2023
17112 – Callisto	0 dth	0 dth	7/1/2023
24990 – Pluto	0 dth	0 dth	7/1/2023

** Receipt point MDQs do not include quantities required for retainage.

Primary Delivery Point(s)	Base	Winter	Effective
(Meter No. and/or Meter Name)	MDQ Allocation	MDQ Allocation	Date

18120 – TETCO Braden Run	180,000 dth	180,000 dth	1/1/2014
73705 – TETCO Morris II	225, 000 dth	225,000 dth	1/1/2014
73713 - TETCO Jefferson	305, 000 dth	305,000 dth	1/1/2014

73713 - TETCO Jefferson	305, 000 dth	305, 000 dth	7/1/2023
18120 – TETCO Braden Run	0 dth	0 dth	7/1/2023
73705 – TETCO Morris II	0 dth	0 dth	7/1/2023

5.    Effective Date and Term: This Exhibit A is effective 01/01/2014 and continues in full force and effect through 08/31/2023.*   For agreements twelve (12) months or longer, Customer and/or Equitrans may terminate the agreement at the end of the primary term by providing at least six (6) months prior written notice of such intent to terminate.

At the expiration of the primary term, this Exhibit A has the following renewal term
(choose one):

                        no renewal term
                        through                             *
                        for a period of                             *
                 X    year to year* (subject to termination on six (6) months prior written notice)
                        month to month (subject to termination by either party upon       days written notice

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prior to contract expiration)
                        other (described in section 6 below)

* In accordance with Section 6.21 of the General Terms and Conditions, a right of first refusal may apply; any contractual right of first refusal will be set forth in Section 6 of this Exhibit A.

6.    Other Special Provisions:

None.

IN WITNESS WHEREOF, Customer and Equitrans have executed this Exhibit A by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:			EQUITRANS, L.P.:

By	/s/ Paul C. Kress		By	/s/ David Bradley
(Date		)	(Date)

Title	SVP, Capacity Planning Analysis		Title	Sr Vice President

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OPTIONAL EXHIBIT C
to the
TRANSPORTATION SERVICE AGREEMENT
between EQUITRANS, L.P.
and
EQT ENERGY LLC,
pursuant to Rate Schedule FTS
Contract No. EQTR18679-852 Dated December 20, 2013

This Exhibit C is dated December 20, 2013.
Any previously executed Exhibit C under this Agreement is terminated and is no longer in effect.

Negotiated Rate Agreement

1.  In accordance with Section 6.30 of the General Terms and Conditions of Equitrans’ Tariff, Equitrans and Customer agree that the following negotiated rate provisions will apply under the Agreement:

Rates Effective January 1, 2014 through June 30, 2023

Monthly Reservation Rate	$9.832 per MDQ
Commodity Rate	$0.00 per Dth
Authorized Overrun Rate	$0.25 per Dth
Customer shall pay the applicable FERC ACA surcharge.

Rates Effective July 1, 2023 through August 31, 2023

Monthly Reservation Rate	$10.038 per MDQ
Commodity Rate	$0.00 per Dth
Authorized Overrun Rate	$0.33 per Dth
Customer shall pay the applicable FERC ACA surcharge.

In addition to the rates listed above Customer shall pay a fuel usage, lost and unaccounted for gas percentage retainage rate to recover actual fuel usage, lost and unaccounted for gas based on the following calculation.

Transporter will retain a percentage of Shipper’s nominated receipts volumes to recover fuel, lost and unaccounted for gas (“Estimated Retainage Rate”). The Estimated Retainage Rate will equal the difference between the actual measured Dths received and the actual measured Dths delivered (excluding gas used for company use and compressor fuel) for the preceding calendar year divided by actual annual measured Dth received. The Estimated Retainage Rate will be updated annually and made effective on April 1st of each year. The initial Estimated Retainage Rate under this Agreement will be 1.0%. To adjust for material changes in actual experienced fuel and lost and unaccounted for gas, Transporter shall have the right to change the Estimated Retainage Rate during the calendar year by providing Shipper 30 days advanced written notice. Any changes to the Estimated Retainage Rate will become effective on the first day of the calendar month following the thirty day advanced written notice.

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Within 60 days after the end of each calendar quarter, Transporter will calculate for each month of the quarter actual fuel and lost and unaccounted for gas rate for Transporter’s combined Mainline and Sunrise Transmission Systems (“Actual Fuel and LUF Rate”) by taking the difference between monthly actual measured Dths received and monthly actual measured Dths delivered (excluding gas used for company use and compressor fuel) and dividing the difference by monthly actual measured Dth received.  The Estimated Retainage Rate less Actual Fuel and LUF Rate will be multiplied by Shipper’s monthly nominated volumes during the preceding calendar quarter to determine the monthly volumes owed to either Transporter or Shipper (“True-up Volumes”). If the True-up Volumes are negative, gas is due to Transporter, and if the True-up Volumes are positive, gas is due to Shipper. Equitrans reserves the right to calculate and include the True-Up Volumes on Shipper’s invoice more frequently than quarterly.

Shipper and Transporter agree that payback of the True-up Volumes will take place over the 60 day period following notice by Transporter to Shipper of the True-up Volumes as calculated by the above methodology.

The retainage rates to recover actual fuel and lost and unaccounted for gas will only apply to nominations to off-system interstate pipeline interconnects. Any nominations to other points will be subject to the posted Tariff Retainage Rates and the Pipeline Safety Cost Rate.

Shipper shall also be subject to any FERC mandated surcharges, imposed by FERC on an industry wide and generally applicable basis to shippers on interstate pipelines. Transporter shall assess the impact of any such FERC proposed surcharge on its Shippers and use commercially reasonable efforts to minimize the application or impact of such surcharge on Transporter’s Shippers, provided that such efforts by Transporter shall not include any obligation on or risk to Transporter of cost responsibility for such surcharge.

Except as expressly stated herein, Equitrans’ applicable maximum rates and charges set forth in the Statement of Rates of its Tariff continue to apply.

2.   Customer acknowledges that it is electing Negotiated Rates as an alternative to the rates and charges set forth in the Statement of Rates of Equitrans’ Tariff applicable to Rate Schedule FTS, as revised from time to time.

3.   This Exhibit C is effective 01/01/2014 and continues in effect through 08/31/2023.

4.   In the event any provision of this Exhibit C is held to be invalid, illegal or unenforceable by any court, regulatory agency, or tribunal of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions, terms or conditions shall not in any way be affected or impaired thereby, and the term, condition, or provision which is held illegal or invalid shall be deemed modified to conform to such rule of law, but only for the period of time such order, rule, regulation, or law is in effect.

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5.    Other Special Provisions:

None.

IN WITNESS WHEREOF, Customer and Equitrans have executed this Exhibit C by their duly authorized officers, effective as of the date indicated above.

CUSTOMER:			EQUITRANS, L.P.:

By	/s/ Paul C. Kress		By	/s/ David Bradley
(Date		)	(Date		)

Title	SVP, Capacity Planning Analysis		Title	Sr Vice President

Contract # EQTR18679

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